SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

      This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

      The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                                SUB-ITEM 77Q1(e)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                             AIM COUNSELOR SERIES TRUST
                                             AIM EQUITY FUNDS
                                             AIM FUNDS GROUP
                                             AIM GROWTH SERIES
                                             AIM INTERNATIONAL MUTUAL FUNDS
                                             AIM INVESTMENT FUNDS
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SECTOR FUNDS
                                             AIM SPECIAL OPPORTUNITIES FUNDS
                                             AIM STOCK FUNDS
                                             AIM SUMMIT FUND
                                             AIM TREASURER'S SERIES TRUST
                                             AIM VARIABLE INSURANCE FUNDS
                                             on behalf of the Funds
                                             listed in the Exhibits to
                                             this Memorandum of Agreement

                                             By: /s/ Robert H. Graham
                                                 -------------------------------

                                             Title: President

                                             A I M ADVISORS, INC.

                                             By: /s/ Philip A. Taylor
                                                 -------------------------------

                                             Title: President

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                EXPIRATION
   AIM COUNSELOR SERIES TRUST                      WAIVER DESCRIPTION                         EFFECTIVE DATE      DATE
----------------------------------    ----------------------------------------------------    --------------    ----------
AIM Advantage Health Sciences Fund    AIM will waive advisory fees to the extent necessary       7/1/2005       6/30/2007
                                      so that advisory fees AIM receives do not exceed an
                                      annual base management fee of 1.25% of the Fund's
                                      average daily net assets, subject to a maximum
                                      performance adjustment upward or downward of 0.75%
                                      annually.  As a result, AIM may receive a management
                                      net fee that ranges from 0.50% to 2.00% of average
                                      daily net assets, based on the Fund's performance.

AIM Multi-Sector Fund                 AIM will waive advisory fees to the extent necessary       1/1/2005      12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                                                                                                                EXPIRATION
      AIM EQUITY FUNDS                             WAIVER DESCRIPTION                         EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------    --------------    ----------
AIM Capital Development Fund          AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM Charter Fund                      AIM will waive advisory fees to the extent necessary        1/1/2005      12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.75% of the first $150M
                                      0.615% of the next $4.85B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Constellation Fund                AIM will waive advisory fees to  the extent                3/27/2005      12/31/2009
                                      necessary  so that advisory fees AIM receives
                                      does not exceed the annualized rates listed
                                      below.
                                      0.695% of the first $250M
                                      0.615% of the next $4B
                                      0.595% of the next $750M
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                                                                                                                EXPIRATION
   AIM EQUITY FUNDS - CONTINUED                    WAIVER DESCRIPTION                         EFFECTIVE DATE      DATE
----------------------------------    ----------------------------------------------------    --------------    ----------
AIM Large Cap Growth Fund             AIM will waive advisory fees to the extent necessary       1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Select Basic Value Fund           AIM will waive advisory fees to the extent necessary       1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                                                                                                                EXPIRATION
      AIM FUNDS GROUP                              WAIVER DESCRIPTION                         EFFECTIVE DATE      DATE
----------------------------------    ----------------------------------------------------    --------------    ----------
AIM Basic Balanced Fund               AIM will waive advisory fees to the extent necessary       1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.62% of the first $250M
                                      0.605% of the next $250M
                                      0.59% of the next $500M
                                      0.575% of the next $1.5B
                                      0.56% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.53% of the next $2.5B
                                      0.515% of the excess over $10B

AIM European Small Company Fund       AIM will waive advisory fees to the extent necessary       1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Global Value Fund                 AIM will waive advisory fees to the extent necessary       1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

                                                                                                                EXPIRATION
  AIM FUNDS GROUP - CONTINUED                        WAIVER DESCRIPTION                       EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------    --------------    ----------
AIM International Small Company Fund  AIM will waive advisory fees to the extent necessary      1/1/2005        12/31/2009
                                      so that advisory fees AIM receives does
                                      not exceed the annualized rates listed below.
                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund          AIM will waive advisory fees to the extent necessary      1/1/2005        12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM Select Equity Fund                AIM will waive advisory fees to the extent necessary      1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next  $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Small Cap Equity Fund             AIM will waive advisory fees to the extent necessary       1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.
                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                  EXPIRATION
         AIM GROWTH SERIES                               WAIVER DESCRIPTION                      EFFECTIVE DATE      DATE
----------------------------------    --------------------------------------------------------   --------------    ----------
AIM Basic Value Fund                   AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Global Equity Fund                 AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

                                                                                                                  EXPIRATION
   AIM INTERNATIONAL MUTUAL FUNDS                        WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Asia Pacific Growth Fund           AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM European Growth Fund               AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Global Aggressive Growth Fund      AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                  EXPIRATION
   AIM INTERNATIONAL MUTUAL FUNDS -                      WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Global Growth Fund                 AIM willwaive advisory fees to the extent necessary so        1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

AIM International Growth Fund          AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

                                                                                                                  EXPIRATION
        AIM INVESTMENT FUNDS                             WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Developing Markets Fund            AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Global Health Care Fund            AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA


        AIM INVESTMENT FUNDS -                                                                                     EXPIRATION
            CONTINUED                                    WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Trimark Endeavor Fund              AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM Trimark Fund                       AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

AIM Trimark Small Companies Fund       AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

      AIM INVESTMENT SECURITIES                                                                                   EXPIRATION
                FUNDS                                    WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Real Estate Fund                   AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA


                                                                                                                  EXPIRATION
          AIM SECTOR FUNDS                               WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Energy Fund                        AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Financial Services Fund            AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Gold & Precious Metals Fund        AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Leisure Fund                       AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory  fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Technology Fund                    AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                  EXPIRATION
AIM SECTOR FUNDS - CONTINUED                             WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Utilities Fund                     AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

     AIM SPECIAL OPPORTUNITIES                                                                                    EXPIRATION
              FUNDS                                      WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Opportunities II Fund              AIM will waive advisory fees to the extent necessary so       7/1/2006     6/30/2007
                                       that advisory fees AIM receives do not exceed an annual
                                       base management fee of 1.00% of the Fund's average daily
                                       net assets, subject to a maximum performance adjustment
                                       upward or downward of 0.50% annually. As a result, AIM
                                       may receive a management net fee that ranges from 0.50%
                                       to 1.50% of average daily net assets, based on the
                                       Fund's performance.

AIM Opportunities III Fund             AIM will waive advisory fees to the extent necessary so       7/1/2006     6/30/2007
                                       that advisory fees AIM receives do not exceed an annual
                                       base management fee of 1.00% of the Fund's average daily
                                       net assets, subject to a maximum performance adjustment
                                       upward or downward of 0.50% annually. As a result, AIM
                                       may receive a management net fee that ranges from 0.50%
                                       to 1.50% of average daily net assets, based on the
                                       Fund's performance.

                                                                                                                  EXPIRATION
          AIM STOCK FUNDS                                WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM S&P 500 Index Fund                 AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.25% of the first $250M
                                       0.24% of the next $250M
                                       0.23% of the next $500M
                                       0.22% of the next $1.5B
                                       0.21% of the next $2.5B
                                       0.20% of the next $2.5B
                                       0.19% of the next $2.5B
                                       0.18% of the excess over $10B

                                                                                                                  EXPIRATION
           AIM SUMMIT FUND                               WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM Summit Fund                        AIM will waive advisory fees to the extent necessary so       1/1/2005     6/30/2007
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                  EXPIRATION
     AIM TREASURER'S SERIES TRUST                        WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
Premier Portfolio                      AIM will waive advisory fees in the amount of 0.08% of        2/25/2005    6/30/2007
                                       the Funds average daily net assets

Premier U.S. Government Money          AIM will waive advisory fees in the amount of 0.08% of        2/25/2005    6/30/2007
Portfolio                              the Funds average daily net assets

                                                                                                                  EXPIRATION
    AIM VARIABLE INSURANCE FUNDS                         WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM V. I. Basic Balanced Fund          AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.62% of the first $150M
                                       0.50% of the next $4.85B
                                       0.475% of the next $5B
                                       0.45% of the excess over $10B

AIM V. I. Basic Value Fund             AIM will waive advisory fees to the extent necessary so       1/1/2005     12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund    AIM will waive advisory fees to the extent necessary so       05/01/2006*  12/31/2009*
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below. *
                                       0.695% of the first $250M
                                       0.625% of the next $750M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Capital Development Fund     AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the ac quisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                          EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -
             CONTINUED                                   WAIVER DESCRIPTION                       EFFECTIVE DATE  EXPIRATION DATE
----------------------------------    --------------------------------------------------------    --------------  ---------------
AIM V. I. Core Equity Fund             AIM will waive advisory fees to the extent necessary so       1/1/2005       12/31/2009*
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund      AIM will waive advisory fees to the extent necessary so       1/1/2005       12/31/2009
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Dynamics Fund                AIM will waive advisory fees to the extent necessary so       1/1/2005       4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM V. I. Financial Services Fund      AIM will waive advisory fees to the extent necessary so       1/1/2005       4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund       AIM will waive advisory fees to the extent necessary so       1/1/2005       4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                          EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -                                                                                 EXPIRATION
             CONTINUED                                   WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM V. I. Global Real Estate Fund      AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund        AIM will waive advisory fees to the extent necessary so       06/12/2006*  12/31/2009*
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Leisure Fund                 AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund        AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund        AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       that advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -                                                                                 EXPIRATION
              CONTINUED                                  WAIVER DESCRIPTION                       EFFECTIVE DATE     DATE
----------------------------------    --------------------------------------------------------    --------------  ----------
AIM V. I. Technology Fund              AIM will waive advisory fees to the extent necessary so       1/1/2005     4/30/2008
                                       advisory fees AIM receives does not exceed the
                                       annualized rates listed below.
                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B